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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: January 29, 2008


                              Dorman Products, Inc.
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              (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)          Identification No.)


      3400 East Walnut Street,
       Colmar, Pennsylvania                                 18915
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        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: 215-997-1800
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

        On January 25, 2008, Dorman Products, Inc. (formerly R&B, Inc.) (the "Company"),through its wholly-owned subsidiary RB Distribution, Inc.("Tenant") entered into the Second Amendment ("Second Amendment") to the Industrial Building Lease dated January 31, 2006 (the "Lease") between Tenant and First Industrial, LP ("Landlord"). Under the terms of the amended Lease, Landlord has agreed to expand the Premises by adding approximately 145,790 of additional rental space and Tenant has agreed to lease the Premises, including the Expansion Premises, for 10 years from the Expansion Premises Occupancy Date.

        Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease and the Second Amendment. A copy of the Second Amendment has been filed as an exhibit to this Current Report on Form 8-K . The description set forth herein is qualified in its entirety by reference to the Second Amendment and the Lease.

        Under the amended Lease, Tenant will rent a total of approximately 414,000 square feet for light assembly and warehousing. The annual base rent for the first lease year will be $1,104,000. During the balance of the Lease Term, the annual base rent may increase, on a percentage basis, by an amount not to exceed the Consumer Price Index or two percent(2%), whichever is greater. The cumulative annual base rent payment for the Lease Term will be approximately $12,000,000. Under the amended Lease, the rent for the Premises is approximately $2.66 per square foot for the first year of the Lease Term. The Tenant is responsible for Operating Expenses, as such term is defined under Section 3.1.1. of the Lease, during the Lease Term. Tenant agreed to waive its right to terminate the Lease at the end of the 84th month of the Lease Term.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 25, 2008, Tenant, the Company's wholly-owned subsidiary, entered into the Second Amendment to the Lease described in Item 1.01 above. Subject to and in accordance with the terms of Lease Exhibit G dated as of the Lease date, the Company agreed to unconditionally and irrevocably guaranty all covenants, conditions, obligations, and agreements of Tenant under the Lease. The maximum potential amount of future annual base rent payments is approximately $12,000,000. Under the terms of the Lease Exhibit G, upon default of the Tenant, the Company will pay and perform all obligations (as such term is defined in Section 30.1 of Lease Exhibit G) of Tenant.


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Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description

10.1.(1) Second Amendment to Industrial Building Lease, dated as of January 25, 2008, between RB Distribution, Inc. and First Industrial, LP.

10.2 Industrial Building Lease dated as of January 31, 2006, between RB Distribution, Inc. and First Industrial, LP.
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Notes:

(1) Incorporated by reference to the Exhibits filed with the Company's Current Report on Form 8-K dated Febuary 2, 2006.


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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.



Dated: January 29, 2008                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                               Mathias J. Barton
                                          Chief Financial Officer and
                                          Principal Accounting Officer


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                           EXHIBIT INDEX


 Exhibit Number       Description


10.1 Second Amendment to the Industrial Building Lease dated as of January 25, 2008.